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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004


                                   FORM 8-K



                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 May 24, 2001
                                 ------------
               Date of Report (Date of Earliest Event Reported)



                            HEWLETT-PACKARD COMPANY
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            (Exact name of registrant as specified in its charter)



         Delaware                        1-4423                  94-1081436
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      (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)



               3000 Hanover Street, Palo Alto, CA          94304
            ----------------------------------------     ----------
            (Address of principal executive offices)     (Zip code)



                                 (650) 857-1501
                                 --------------
             (Registrant's telephone number, including area code)



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Item 5.  Other Events.

     This Current Report on Form 8-K (including the documents set forth as exhibits 4.1 - 4.4 hereto) is being filed to be, and is hereby, incorporated by reference into our Registration Statement on Form S-3 (No. 333-30786), which was declared effective on March 17, 2000. This Report and the exhibits hereto relate to the offering from time to time of up to $1,500,000,000 aggregate principal amount of our Medium-Term Notes, Series A, Due Nine Months or More from the Date of Issue.

Item 7.  Financial Statements and Exhibits.

  The following exhibits are being filed with this report:

     Exhibit 4.1  Form of Fixed Rate Note.

     Exhibit 4.2  Form of Floating Rate Note.

     Exhibit 4.3 Agency Agreement, dated May 16, 2001, entered into between Hewlett-Packard Company and J.P. Morgan Securities Inc., ABN AMRO Incorporated, Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit Suisse First Boston Corporation, Deutsche Banc Alex. Brown Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., and The Williams Capital Group, L.P.

     Exhibit 4.4 Officers' Certificate dated May 16, 2001 (excluding the exhibits thereto), executed by Hewlett-Packard Company and delivered pursuant to Section 301 of the Indenture (Senior Debt Securities) dated as of June 1, 2000, entered into between Hewlett-Packard Company and Chase Manhattan Bank and Trust Company, N.A., as trustee.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HEWLETT-PACKARD COMPANY

Date: May 24, 2001                          By: /s/ Ann O. Baskins
                                               -------------------------------
                                            Name:   Ann O. Baskins
                                            Title:  Vice President, Secretary
                                                    and General Counsel
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                         INDEX TO EXHIBITS FILED WITH
               THE CURRENT REPORT ON FORM 8-K DATED MAY 24, 2001

  Exhibit                                Description
  -------  ---------------------------------------------------------------------
    4.1    Form of Fixed Rate Note.

    4.2    Form of Floating Rate Note.

    4.3 Agency Agreement, dated May 16, 2001, entered into between Hewlett-Packard Company and J.P. Morgan Securities Inc., ABN AMRO Incorporated, Banc of America Securities LLC, Bear, Stearns & Co. Inc., Credit Suisse First Boston Corporation, Deutsche Banc Alex. Brown Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., and The Williams Capital Group, L.P.

    4.4 Officers' Certificate dated May 16, 2001 (excluding the exhibits thereto), executed by Hewlett-Packard Company and delivered pursuant to Section 301 of the Indenture (Senior Debt Securities) dated as of June 1, 2000, entered into between Hewlett-Packard Company and Chase Manhattan Bank and Trust Company, N.A., as trustee.